SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                             FORM 8-K

                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                   Date of report: June 4, 2004
                  (Date of earliest event report)

                        eCom eCom.com, Inc.
     -------------------------------------------------------
     (Exact name of Registrant as specified in its charter)

        Florida                            65-0538051
 --------------------------------     -------------------
 (State or other jurisdiction            (IRS Employer
  of incorporation)                   Identification No.)

                             000-23617
                       ---------------------
                       (Commission File No.)


              100 Village Square Crossing Suite 202
                    Palm Beach Gardens, FL 33410
                           561-207-6395
 --------------------------------------------------------------
 (Address and Telephone Number of Principal Executive Offices)



 -------------------------------------------------------------
 (Former name or former address, if changed since last report)



                      Barney A. Richmond
             100 Village Square Crossing Suite 202
                   Palm Beach Gardens, FL 33410
                          561-207-6395
   -----------------------------------------------------------
   (Name, Address and Telephone Number of Agent for Service)


INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events.

Effective May 24, 2004 eCom eCom.com, Inc. (eCom) announced its first spin-off subsidiary, American Capital Holdings, Inc., ("ACH") has filed Form 10-SB 12(g) with the Securities and Exchange Commission ("SEC") on May 24, 2004. On May 27, 2004, the second eCom spin-off subsidiary, Freedom 4 Wireless, Inc. ("F4W") filed its Form 10-SB 12(g) with the SEC.

As soon as the Securities and Exchange Commission declares both the Form 10SB-12(g) and the forthcoming SB-2 registration statements effective, ACH plans to make application for trading on the American Stock Exchange ("AMEX"). As soon as F4W has the AMEX required audited asset base to qualify and the receipt of an effective ruling from the SEC regarding its forthcoming SB-2 filing, it plans to make application to the AMEX as well.

eCom has spun off its ten wholly owned subsidiaries as independent public companies under the provisions of SEC Legal
Staff Bulletin 4. It is now in the process of filing registration statements for each company with ACH being the first. Its plan is to acquire established businesses to expand the spin offs for the benefit of its shareholders.

The date of record for the ACH spin-off is Jan 5, 2004, which means that stockholders of eCom stock as of that date are entitled to a "Due Bill" for one share of ACH for every twenty shares of ECEC owned. If a shareholder sells its ECEC stock between Jan.5, 2004 and the "Distribution Date" (that is when shares are actually mailed out) the new stockholder of those shares is entitled to the Due Bill.

The Distribution Date is determined by first being notified by the SEC ruling that the filing is effective and then the Company Board of Directors setting the date. This process can normally take between one (1) to three (3) months after submission of each registration statement. Only then will shares be distributed to the shareholders who own shares on the Distribution Date.

The same procedure applies to all ten (10) of the spin offs.
The second spin-off company Freedom4Wireless, Inc. has a Date of Record of Feb. 23, 2004. Its Form 10SB 12(g) registration statement has been filed and its SB-2 is presently being prepared. As a shareholder of eCom common stock you are entitled to all spin offs, unless you sell your shares before the 24 hour time-frame preceding the Date of Distribution.

This release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from those discussed in such forward-looking statements.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



eCom eCom.com, Inc.
(Registrant)



Date: June 4, 2004

  /s/ Barney A. Richmond

Barney A. Richmond
President